UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 11, 2022

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Brannan Street

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SPLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Director.

On October 11, 2022, Splunk Inc. (the “Company”) announced that Stephen G. Newberry, a member of the Board of Directors (the “Board”) of the Company, is stepping down from the Board.

(d) Appointment of New Director.

On October 11, 2022, the Board appointed Richard P. Wallace and David Tunnell to serve as members of the Board. The Board also appointed Mr. Wallace as a member of the Board’s Talent & Compensation Committee, alongside directors Graham Smith and Kenneth Hao. Mr. Wallace will serve in the class of directors whose term expires at the Company’s 2024 Annual Meeting of Stockholders and Mr. Tunnell will serve in the class of directors whose term expires at the Company’s 2023 Annual Meeting of Stockholders.

There are no arrangements or understandings between either of Mr. Wallace or Mr. Tunnell and any other persons pursuant to which each was elected as a director. Neither Mr. Wallace nor Mr. Tunnell has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Wallace and Mr. Tunnell will participate in the director benefits arrangements applicable to non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2022. In addition, the Company will enter into its standard form of indemnification agreement with each of Mr. Wallace and Mr. Tunnell.

A copy of the press release announcing the changes to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Splunk Inc. dated October 11, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022

SPLUNK INC.

	By:	/s/ Scott Morgan
Scott Morgan
Senior Vice President and Chief Legal Officer